FIRST FARMERS AND MERCHANTS CORPORATION
       816 South Garden Street, Columbia, Tennessee  38402-1148


                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


               to be held on the 18th day of April, 2000


To the Stockholders of First Farmers and Merchants Corporation:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of First Farmers and Merchants Corporation will be held at the Memorial Building, 308 West 7th Street, Columbia, Tennessee 38401, on the 18th day of April, 2000 at 4:00 o'clock P.M., local time, for the following purposes:


1. Election of Directors: Election of sixteen (16) persons listed in the Proxy Statement dated March 27, 2000, accompanying the notice of said meeting.

2. Transacting such other business as may properly be brought before the meeting or any adjournment thereof.


       Stockholders of record at the close of business on March 3, 2000, are entitled to notice of and to vote at the meeting.


       To assure that your shares are represented at the meeting, please mark, date, sign and promptly return the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.


       By order of the Board of Directors


                                         /s/ Martha M. McKennon
                                             Martha M. McKennon
                                             Secretary



March 27, 2000

                 FIRST FARMERS AND MERCHANTS CORPORATION
                        816 South Garden Street
                    Columbia, Tennessee  38402-1148

                                 PROXY
                             March 27, 2000

       KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Stockholder of First Farmers and Merchants Corporation of Columbia, Tennessee do nominate, constitute, and appoint Edward A. Cox, Bettye Cornwell, and C. Allan Kerley or any of them with full power to act alone, my true and lawful representative with respect to all shares of Common Stock of First Farmers and Merchants Corporation which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders to be held on April 18, 2000, at 4:00 p.m., local time at the office of the Memorial Building, 308 West 7th Street, Columbia, Tennessee 38401, or any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:


1.   Election of the sixteen (16) persons listed below as Directors:

     FOR all nominees listed below [ ]   AGAINST all nominees listed below [ ]
     (Except as marked to the contrary)


  Kenneth A. Abercrombie  H. Terry Cook, Jr.   Dr. O. Rebecca Hawkins    John P. Tomlinson, III
  James L. Bailey, Jr.    W. J. Davis, Jr.     Waymon L. Hickman         Dan C. Wheeler
  Flavius A. Barker       Tom Napier Gordon    Dr. Joseph W. Remke, III  David I. Wise
  Hulet M. Chaney         Edwin W. Halliday    T. Randy Stevens          W. Donald Wright

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.

2. At their discretion, Edward A. Cox and/or Bettye Cornwell and/or C. Allan Kerley are authorized to vote upon such other business as may properly come before the meeting.

     Management at present knows of no other business to be presented by or on behalf of its management at the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.   THIS PROXY
     MAY BE REVOKED PRIOR TO ITS EXERCISE.

     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated the __________ day of __________, 2000

                                       _________________________________________

                                       _______________________________________
                                              (Signature of Shareholder)


No. of Shares ______________   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                               PROMPTLY.

_________ I will attend the meeting/reception.      _________ Number attending

_________ I will not attend the meeting/reception.

                 FIRST FARMERS AND MERCHANTS CORPORATION
                        816 South Garden Street
                     Columbia, Tennessee  38402-1148


                                BALLOT
                            March 27, 2000


1.   Election of the sixteen (16) persons listed below as Directors:



     FOR all nominees listed below [ ]   AGAINST all nominees listed below [ ]
     (Except as marked to the contrary)

  Kenneth A. Abercrombie  H. Terry Cook, Jr    Dr. O. Rebecca Hawkins    John P. Tomlinson, III
  James L. Bailey, Jr.    W. J. Davis, Jr.     Waymon L. Hickman         Dan C. Wheeler
  Flavius A. Barker       Tom Napier Gordon    Dr. Joseph W. Remke, III  David I. Wise
  Hulet M. Chaney         Edwin W. Halliday    T. Randy Stevens          W. Donald Wright


     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.




     Dated the _________ day of ____________, 2000

                                        ______________________________________

                                        ______________________________________
                                              (Signature of Stockholder)

No. of Shares ____________

                 FIRST FARMERS AND MERCHANTS CORPORATION
                          816 South Garden Street
                     Columbia, Tennessee  38402-1148



                             PROXY STATEMENT


                      ANNUAL MEETING OF STOCKHOLDERS

                To Be Held on The 18th day of April, 2000

     The accompanying proxy is solicited by and on behalf of the Board of Directors of First Farmers and Merchants Corporation (the "Corporation") for use at the Eighteenth Annual Meeting of Stockholders to be held on the 18th day of April, 2000, and any adjournment thereof. The time and place of the meeting are set forth in the accompanying Notice of Meeting. All expenses of preparing, printing, and mailing the proxy and all materials used in the solicitation thereof will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by directors, officers, and other personnel of the Corporation or its affiliate, none of whom will receive additional compensation for such services. The Corporation will also request custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them and will pay reasonable expenses of such persons for forwarding such material. The date on which this Proxy Statement and the accompanying proxy are first being mailed to stockholders of the Corporation is the 27th day of March, 2000.


                           PURPOSES OF THE MEETING

     The Annual Stockholders' Meeting will be held for the purposes of (i) electing directors and (ii) transacting whatever business may properly be brought before the meeting or any adjournment thereof.


                             QUORUM AND VOTING

     At the closing of business on March 3, 2000, the Corporation had issued and outstanding 2,920,000 shares of its common stock. Only holders of record of Common Stock of the Corporation at the close of business on March 3, 2000, (the "Record Date"), are entitled to notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. A stockholder is entitled to one vote in person or by proxy at the Annual Meeting for each share of Common Stock of the Corporation held of record in his/her name.

     In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his/her specifications. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matters of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same in the best interests of the Corporation, but management does not know of any other matter of business. Any stockholder has the power to revoke his/her proxy at any time, insofar as it has not been exercised, by written notice or subsequently dated proxy, received by the Corporation, or by revocation given by the stockholder in person at the Annual Meeting or any adjournment thereof.


                   PRINCIPAL HOLDERS OF VOTING SECURITIES


     As of March 3, 2000, no individual or corporation owned beneficially, directly or indirectly, more than 5% of the Corporation's voting securities.
As of March 3, 2000, the First Farmers and Merchants National Bank of Columbia (the "Bank"), the Corporation's subsidiary, held in a fiduciary capacity as trustee, personal representative, agent or otherwise, 297,830 shares or approximately 10.2% of the Corporation's outstanding Common Stock, and has the sole right to vote all of these shares. The trust shares will be voted in a manner consistent with the best interests of the beneficiaries as determined by the Bank as fiduciary.

     The following tabulation sets forth the amount and percentage of the Corporation Common Stock owned beneficially (as determined in accordance with the rules and regulations of the Securities and Exchange Commission) as of March 3, 2000, by all directors and executive officers of the Corporation as a group. For tabulation of beneficial ownership of Corporation by individual directors, see ELECTION OF DIRECTORS.

     Number of shares owned Beneficially         Percentage of
     by Directors and Executive Officers         Common Stock
     as a Group (a total of 19 persons)          2,920,000 shares
     __________________________________          ________________
                455,100                              15.59%



                              ELECTION OF DIRECTORS

     At the meeting, sixteen (16) nominees will be proposed for election as directors to serve until the next Annual Meeting of Stockholders or until their successors are qualified and elected. The Corporation's Bylaws provide in
Article III, Section 2, that there shall be at least five (5) and not more than twenty-five (25) Directors. The Board of Directors believes it advisable that there be sixteen (16) Directors of the Corporation at this time. Proxies cannot be voted for a greater number than sixteen (16) nominees.

     The Board of Directors proposes the election of the nominees listed to serve until the next Annual Meeting or until their successors are duly qualified and elected. Fifteen of the nominees are presently serving as Directors. Mr. Joe E. Lancaster, who is a present member of the Board, has attained mandatory retirement age. The new proposed Director is Mr. John P. Tomlinson, III, Senior Executive Vice President, First Farmers & Merchants National Bank.

    Mr. Tomlinson is Executive Vice President of First Farmers & Merchants Corporation and Senior Executive Vice President of First Farmers & Merchants National Bank. He began his banking career with the bank in 1973 after graduation from the University of Tennessee at Martin. Prior to that time, he graduated from Columbia Military Academy and attended Columbia State Community College. He continued his banking education and graduated from the Tennessee Young Bankers School at Vanderbilt University in 1976 and Graduate School of Banking at Louisiana State University in 1980. Mr. Tomlinson is a past President of the Maury County Chamber of Commerce, as well as having served as UGF Drive Chairman for Maury County, President of the Advisory Board of Directors of Columbia Area Mental Health Center, Chairman of the Columbia, Tennessee American Institute of Banking Study Group and numerous other civic leadership roles. He is a former member of the Spring Hill Lions Club and a current member of the Columbia Kiwanis Club. He and his wife, Teresa, have two children, Jason and Zachary, and he is a member of St. Peter's Episcopal Church.

     Unless contrary instructions are received, it is intended that the shares represented by proxies solicited by the Board of Directors will be voted in favor of the election as Directors of all of the nominees named. If for any reason any one of such nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Corporation may propose. The Board of Directors has no reason to expect that any of these nominees will fail to be candidates at the meeting, and, therefore, does not at this time have any substitute nominee under consideration. The names and certain information relating to the sixteen (16) nominees set forth below has been furnished to the Corporation by the individuals named.

     The following information is furnished with respect to the nominees on the next two pages:

                                Position      Position                Business                       Shares
                                and Office    and Office   Director   Experience                  Beneficially
                                Held with     Held with    of Bank    During Last                     Owned
      Name               Age    Corporation   Bank         Since      Five (5) Years          3/03/00/1    % of Class
Kenneth A. Abercrombie    57     Director     Director     1988       President, Loretto        2,400          0.082%
                                                                       Casket Co., Inc.

James L. Bailey, Jr.      57     Director     Director     1973       Pharmacist                8,460          0.290%

Flavius A. Barker         69     Director     Director     1996       President, Tennessee        518/2        0.018%
                                                                       Farm Bureau
                                                                       Federation

Hulet M. Chaney           55     Director     Director     1997       CEO, Tennessee Farmers    6,518/3        0.223%
                                                                       Insurance Companies

H. Terry Cook, Jr.        59     Director     Director     1980       President, Cook          23,991/4        0.822%
                                                                       Properties, Inc.

W. J. Davis, Jr.          53     Director     Director     1982       Chairman and CEO,        80,676/5        2.763%
                                                                       Davis Group, Inc.

Tom Napier Gordon         48     Director     Director     1986       Managing Partner,        68,324/6        2.340%
                                                                       Gordon Brothers
                                                                       Properties

Edwin W. Halliday         67     Director     Director     1974       Farmer                    8,488/7        0.291%

Dr. O. Rebecca Hawkins    59     Director     Director     1999       President, Columbia         400          0.014%
                                                                       Columbia Community
                                                                       College

Waymon L. Hickman         65     Director,    Director,    1967       Chairman and CEO         71,584/8        2.452%
                                 Chairman     Chairman                 of the Corporation
                                 and CEO      and CEO                  and Bank

Joe E. Lancaster          70     Director     Director     1968       CEO, Emeritus Tennessee  68,000/9        2.328%
(Retires 4/18/00)                                                      Farmers Insurance
                                                                       Companies

Dr. Joseph W. Remke, III  49     Director     Director     1999       Optometrist               2,600          0.089%

T. Randy Stevens          48     Director,    Director,    1991        President and COO       36,800/10       1.260%
                                 President    President                of the Corporation
                                 and COO      and COO                  and Bank

John P. Tomlinson III     49     Executive    Senior         -        Senior Executive V.P.    13,461/11       0.461%
(Nominated to                    V. P. of     Executive                of Bank
 replace retiree)                Bank

Dan C. Wheeler            57     Director     Director     1993       Commissioner TN           6,634/12       0.227%
                                                                       Department of
                                                                       Agriculture

David I. Wise             68     Director     Director     1967       Senior Exec.VP/          44,096/13       1.510%
                                                                       Security/Loan
                                                                       Review Retired

W. Donald Wright          60     Director     Director     1992       Partner, H & S            1,016          0.034%
                                                                       Pharmacies
                                                                                              _______         ______
                                                                                              443,966         15.204%
                                                                                              _______         ______
                                                                                              -------         ------

                                  Footnotes
                                  _________
[FN]
<F1>
/1     Unless otherwise indicated, all shares are owned of record.
<F2>
/2     518 shares are registered to Flavius A. Barker or Naomi Barker,
       Mr. Barker's wife.
<F3>
/3 4,180 shares are registered to Hulet M. Chaney and Joyce A. Chaney, Mr. Chaney's wife.
<F4>
/4     7,154 shares are registered to Griffitha G. Cook, Mr.Cook's wife.
<F5>
/5 12,750 shares are registered to Wayne Pressnell Testamentary Trust number one.

       1,600 shares are registered to Estate of W. J. Davis, Sr..

       12,750 shares are registered to Winfred J. Davis & Starling Pressnell Davis, Co-Trustees.

       16,536 shares are registered to W. J. Davis, Jr., Trustee, the Davis
       Group.

       640 shares are registered to Mrs. W. J. Davis.

<F6>
/6 9,060 shares are registered to Thomas Napier Gordon, Jr., minor son of Mr. Gordon.

       9,060 shares are registered to Edward Bradshaw Gordon, minor son of Mr. Gordon.

       400 shares are registered to Teri Hasenour Gordon, wife of Mr. Gordon.

<F7>
/7     7,280 shares are registered to Polly Ann Halliday, Mr. Halliday's wife.

<F8>
/8 38,044 shares are registered to Waymon L. Hickman and Carey B. Hickman, Mr. Hickman's wife, joint tenants.

<F9>
/9     28,000 shares are registered to Betty L. Lancaster, Mr. Lancaster's wife.

       20,000 shares are registered to Caney Fork Partnership, L.P..

<F10>
/10 400 shares are registered to T. Randy Stevens, custodian for Branson James Stevens.

       400 shares are registered to T. Randy Stevens, custodian for Rebecca Lynn Stevens.

       12,000 shares are registered to Leesa M. Stevens, Mr. Stevens' wife.

<F11>
/11    50 shares are registered to Teresa J. Beck, wife of Mr. Tomlinson.

       10,500 shares are registered to John P. Tomlinson, III, conservator for Frances C. Tomlinson, aunt of Mr. Tomlinson.

<F12>
/12    1,100 shares are registered to Mary Carol Wheeler, wife of Mr. Wheeler.

<F13>
/13    2,000 shares are registered to Mary Neil P. Wise, wife of Mr. Wise.

       7,300 shares are registered to David I. Wise 1999 Charitable Remainder Annuity Trust.

       7,300 shares are registered to David I. Wise 1999 Charitable Lead Trust.

                             COMMITTEES OF THE BOARD


     There are no standing committees of the Board of Directors of the Corporation. The Board of Directors of the Corporation met four (4) times during 1999.

     The Board of Directors of the Bank has designated seven (7) standing committees. They are as follows:

          Audit/Compliance/CRA/Trust Audit Committee (5 members)
                    Compensation Committee (7 members)
           Deferred Profit Sharing Benefit Committee (5 members)
                      Executive Committee (7 members)
                        Trust Committee (5 members)
                   Risk Management Committee (7 members)
               Business Development Committee (11 members)


Audit/Compliance/CRA/Trust Audit Committee

    Functions: The Committee recommends the certified public accounting firm to be employed by the Corporation and the Bank for audit purposes and recommends the areas of responsibility of the CPA firm. The Committee also meets with the CPA firm to receive the auditors' evaluation of the conditions of the Corporation and the Bank, and brings those reports to the Board of Directors for their consideration. The Committee also meets with internal auditors for periodic review of the audit program of the Corporation and the Bank. The committee also oversees and advises Bank Management and the Board of Directors in all areas dealing with Compliance and Community Reinvestment Act.

    Number of 1999 meetings:  11

    Membership: The Committee membership is made up of five (5) directors who are not officers of the Bank. They are W. Donald Wright, Chairman, James L. Bailey, Jr., Edwin W. Halliday, Dan C. Wheeler and Dr. O. Rebecca Hawkins.


Compensation Committee

     Functions: The Committee recommends to the Board of Directors fees for board meetings and fees for committee meetings for directors. The Committee reviews, evaluates and recommends to the Boards of the Corporation and the Bank officers' compensation program and deferred profit sharing contributions for all eligible employees. See compensation committee report on executive compensation on pages 9 through 12.

     Number of 1999 meetings:  2

     Membership: The membership of the Committee is made up of one (1) director who is an officer of the Corporation and of the Bank and six (6) directors who are not officers of the Corporation or the Bank. They are Joe E. Lancaster, Chairman, Kenneth A. Abercrombie, Hulet M. Chaney, H. Terry Cook, Jr.,
W. J. Davis, Jr., Dan C. Wheeler, and Waymon L. Hickman.



Deferred Profit Sharing Benefit Committee

     Functions: The Committee determines the eligibility of employees to participate in the Profit Sharing Plan. It supervises records pertaining to continuity of service and acts on applications for retirement benefits, applications for leaves of absence, and requests for distribution of participants' accounts. The Committee is also responsible for preparing annual reports and financial statements, disclosing benefits to participants, and reporting to the IRS and the Department of Labor.


      Number of 1999 meetings: 1

      Membership: The membership of the Committee is made up of one (1) director who is an officer of the Corporation and the Bank, two (2) directors who are not officers of the Corporation or the Bank, one (1) advisory director who is not a director of the Corporation or the Bank, and one (1) employee who is not a director of the Corporation or the Bank. They are T. Randy Stevens, Chairman, Tom Napier Gordon, Flavius A. Barker, Bobby Sands (Advisory), and Amy B. Slagle (Employee).


Executive Committee

     Functions: The Committee reviews and recommends to the Board of Directors for its approval selected actions with regard to the general direction and conduct of the Corporation and the Bank. The Committee acts on loan applications and reviews overdrafts, cash items, loans, lines of credit, and loan reviews in accordance with Bank's policies which have been approved by the Board of Directors.


     Number of 1999 meetings:  45

     Membership: The membership of the Committee is made up of one (1) director who is an officer of the Corporation and the Bank, five (5) other directors, none of whom is an officer of the Corporation or the Bank and one (1) Honorary Director of the Bank, who is not an officer of the Corporation or the Bank.
They are Waymon L. Hickman, Chairman, Virgil H. Moore, Jr., Honorary Chairman, James L. Bailey, Jr., H. Terry Cook, Jr., Edwin W. Halliday, Joe E. Lancaster, and David I. Wise.



Trust Committee

     Functions: The Committee supervises the operations of the Trust Department to ensure proper exercise of the fiduciary powers of the bank.

     Number of 1999 meetings: 12

     Membership: The membership of the Committee is made up of two (2) directors who are officers of the Corporation and the Bank and three (3) directors who are not officers of the Corporation or the Bank. They are Waymon L. Hickman, Chairman, T. Randy Stevens, Vice Chairman, Joe E. Lancaster, Tom Napier Gordon, and Hulet M. Chaney.


Risk Management Committee

     Functions: The purpose of the Committee is to study areas of risk within the bank with emphasis on insurance coverage and bonding requirements.

     Number of 1999 meetings:  1

     Membership: The membership of the Committee is made up of one (1) director who is an officer of the Corporation and the Bank, five (5) directors who are not officers of the Corporation or the Bank and one (1) Advisory Director of the Bank. They are T. Randy Stevens, Chairman, Flavius A. Barker, W. J. Davis, Jr., Dr. Joseph W. Remke, III, David I. Wise, Dan C. Wheeler and Clarence A. Powell, (Advisory). John P. Tomlinson, III serves as Secretary of the Committee.


Business Development Committee

     Functions: The purpose of the Committee is to oversee and advise bank management in the development and execution of its marketing and business development plans.

     Number of 1999 meetings:  1

     Membership: The membership of the Committee is made up of two (2) directors who are officers of the Corporation and the Bank, five (5) directors who are not officers of the Corporation or the Bank, and four (4) advisory directors of the bank. They are W. J. Davis, Jr., Chairman, Kenneth Abercrombie, Dr. O. Rebecca Hawkins, Dr. Joseph W. Remke, III, T. Randy Stevens,
W. Donald Wright, Dr. Charles A. Ball (Advisory), Dr. H. Pitts Hinson (Advisory), and Dr. David S. Williams (Advisory). Paul T. Butts serves as Committee Coordinator.

Director Attendance

    During fiscal year 1999, there were four (4) meetings of the Board of Directors of the Corporation and twelve (12) meetings of the Board of Directors of the Bank. Each member of the Board, attended at least 75% of the aggregate meetings of the Boards and committees of which they were members with the exception of one director who attended an aggregate of 57% of the Board meetings and Committee meetings to which he was assigned.



                      COMPENSATION OF DIRECTORS AND OFFICERS

    During the fiscal year 1999 each director and officer of the Corporation received an annual retainer of $1,500.00 and was paid a fee of $425.00 for each Board meeting attended up to four meetings. Each Active and Honorary Bank Director received $400.00 for each Bank Board of Directors' meeting attended. Each Bank Advisory Director received $250.00 for each Bank Board of Directors' meeting attended. Each member of the Bank's Executive Committee received a $6,250.00 annual retainer. Each Active, Honorary and Advisory Bank Director (excluding salaried officers) received $200.00 for attendance at any scheduled or officially called Committee meeting of any standing or specially appointed committee. Active Corporation and Bank Directors may defer fees payable to them under the Corporation's and Bank's Directors Deferred Compensation Plans.
During the fiscal year 1999, the Corporation and the Bank paid total cash directors' fees of $130,800.00, and directors' fees were deferred in the amount of $134,260.00.



             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

     Decisions on compensation of the Bank's executives are made by the seven member Compensation Committee of the Board. The Compensation Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Corporation and the Bank. Consequently, the Compensation Committee places considerable importance on its task of designing and administering an executive compensation program.

     The Bank has an executive compensation program that is focused on Corporation shareholder value and the overall performance of the Corporation and the Bank. The two main components of the executive compensation program are base salary and bonus.


Compensation

     The Compensation Committee's executive compensation program is designed to provide competitive levels of compensation that are integrated with the Corporation's and Bank's annual and long-term goals. Executive compensation is reviewed by the Committee relative to peer group executive compensation based on national and state survey information. The peer group used from the national and state surveys utilized institutions in the asset size range from $500,000,000 to $750,000,000. The national survey also includes data on adjoining states.

     The Compensation Committee approved cash compensation opportunities for executive officers in 1999 that are consistent with the Compensation Committee's executive compensation program.


Base Salary

     Base salary represents a fixed labor cost and is designed so that senior management receives acceptable salaries, thereby helping the Corporation and Bank keep the talent needed to meet the challenges in the financial service industry. Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Corporation and Bank; and individual performance; and what companies in the Peer Group are paying for similar positions. The Compensation Committee believes that executive officer base salaries should be slightly above the median of a market-competitive range. Salaries are reviewed annually.


Bonus "REAP"

     The second component in the executive compensation program is the bonus plan referred to as the Reserve for Employee Action Payments, "REAP". An earnings per share after taxes goal is established for the Bank on an annual basis. If that goal is achieved, eligible employees receive an end of the year payment at the rate of 5% of the employees salary for the entire year. If the goal is not reached, the REAP account is reduced in proportion to the shortage in the net earnings. There is no ceiling or maximum amount that may be placed in the REAP account; therefore, employees share proportionally in the amount that the net earnings exceed the predetermined annual goal. During fiscal year 1999, the bank did not meet its goal and paid to 279 eligible employees $275,500 (equivalent to 4.50% of salaries for eligible employees). Executive officers received REAP payments as follows: Waymon L. Hickman - $9,545, T. Randy
Stevens - $5,558, and John P. Tomlinson, III - $4,325 (see Summary Compensation Table on page 12).

Chief Executive Officer Compensation

     The executive compensation program described above is applied in setting Mr. Hickman's compensation. Mr. Hickman participates in the same executive compensation program available to the other executive officers. The Compensation Committee reviews the executive compensation program in relationship to the performance of the Corporation's net income and stock value. Net income for the Corporation and the Bank totaled $7,533,000 for fiscal year 1999, representing a 2.6% increase above the previous year. Stock value increased from $46.00 per share at December 31, 1998 to $55.00 per share at December 31, 1999 representing a $9.00 per share increase. The increase represents an annualized gain of 19.57%, plus $.70 per share in cash dividends declared in 1999. Based upon these and other factors the 1999 cash compensation of Mr. Hickman was $299,368. Mr. Hickman had a base salary of $212,100 which is slightly above the median salary in comparison to his peers in the national and state surveys indicated above. Mr. Hickman earned a bonus (REAP) in the amount of $9,545 that was based on the Corporation's financial results in 1999.


Conclusion

     The Compensation Committee believes that this mix of market-based salaries and bonus represents a balance that will motivate the management team to continue to produce strong returns. The Compensation Committee further believes this program strikes an appropriate balance between the interests and needs of the Corporation and the Bank in operating its business.

     Submitted by the Compensation Committee of the Company's Board of Directors.

                     Joe E. Lancaster, Chairman
                     H. Terry Cook, Jr., Vice Chairman
                     Kenneth A. Abercrombie
                     Hulet M. Chaney
                     W. J. Davis, Jr.
                     Waymon L. Hickman
                     Dan C. Wheeler

                REMUNERATION OF DIRECTORS AND OFFICERS

     The following table sets forth the aggregate remuneration accrued or paid by the Corporation or the Bank during the fiscal years ending December 31, 1999, 1998, and 1997, to the highest compensated officers or directors whose aggregate remuneration exceeds $100,000.00.


                      SUMMARY COMPENSATION TABLE
    Name of Individual                                        Other Annual      All Other
  and Principal Position      Year     Salary/1    Bonus/2   Compensation/3  Compensation/4

   Waymon L. Hickman,         1999    $ 212,100  $  23,322    $  24,000       $  39,946
 Chairman of the Board,       1998      200,100     19,762       24,000          51,530
Chief Executive Officer &     1997      193,500     23,199       24,000          46,490
      Director
 Corporation and Bank

   T. Randy Stevens,          1999    $ 123,504  $   6,191    $  18,526       $  13,214
   President, Chief           1998      111,600      5,731       16,741          12,250
 Operating Officer &          1997      105,600      7,603       15,840          10,874
     Director of
 Corporation and Bank

 John P. Tomlinson, III       1999    $ 100,252  $   4,805    $  14,558       $    -
Executive Vice President      1998       88,500      4,402       12,827            -
 of Corporation and Sr.       1997       83,500      5,810       12,105            -
Executive V. P. of Bank

<F14>
  /1     Salaries, cash corporation and bank committee fees.
<F15>
  /2 Bonus includes REAP, group term replacement insurance provided, and use of auto.
<F16>
  /3 Other annual compensation is the bank's contribution to the Deferred Profit Sharing Plan. This benefit provided by the Bank does not discriminate in favor of officers and directors and is available generally to all salaried employees.
<F17>
  /4 Deferred Salary Continuation Plan, Deferred Corporation and Bank Committee Fees.

Shareholder Return

     Set forth below is a graph comparing the yearly change in the cumulative total shareholder return on the Company Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the S&P Major Regional Bank Composite Index for the period of five years commencing December 31, 1994 and ending December 31, 1999.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*


The graph displaying the contents of the table below will be mailed to our stockholders.

             VALUE OF $100 INVESTED ON DECEMBER 31, 1995 AT:
                      1995       1996      1997      1998      1999
    FF&M             100.00     144.45    175.76    214.66    259.92
    Regional Banks   100.00     214.48    322.58    356.50    305.62
    S&P 500          100.00     168.75    225.06    289.37    350.27

[FN]
<F18>
* Assumes that the value of the investment in Company Common Stock and each index was $100 on December 31, 1995 and that all dividends were reinvested.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Lancaster, Cook, Abercrombie, Chaney, Davis, Hickman, and Wheeler, served as members of the Compensation Committee throughout 1999. During 1999, the Corporation's bank subsidiary engaged in customary banking transactions and had outstanding loans to certain of the Corporation's and Bank's directors, including Messrs. Lancaster, Cook, Abercrombie, Chaney, Davis, and Wheeler, and members of the immediate families of such directors and executive officers. Messrs. Lancaster, Cook, Abercrombie, Chaney, Davis, and Wheeler, their affiliates, families, and companies in which they hold ten percent or more ownership had outstanding loan balances of $1,871,171 at December 31, 1999. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of management, these loans do not involve more than the normal risk of collectibility or present other unfavorable features.


                           DEFERRED PROFIT SHARING PLAN

     The Bank has a Deferred Profit Sharing Plan and Trust which has been approved by the Internal Revenue Service for deferral of income taxation. The plan includes all eligible employees. All employees who attain age twenty (20) years, and who complete one (1) year of service with the Bank are eligible to participate. Participants receive a vested percentage of 25% after two (2) years of service and 15% each year thereafter until 100% vested at the end of seven
(7) years of participation in the plan. The Bank's contribution to the Plan and Trust is determined by the annual performance of the Bank and is subject to approval by the Board of Directors of the Bank annually. The aggregate amount placed in Trust for the two hundred-twenty (220) participants during fiscal year 1999 was $781,882.03. On December 31, 1999, the total ending value of Mr. Waymon L. Hickman's account in the Profit Sharing Plan was $2,153,183.46. Mr.
T. Randy Stevens' account was $806,404.97, and Mr. John P. Tomlinson's account was $752,342.81.

                       Deferred Profit Sharing Plan
               Years of Service                    Amount Vested

                      1                           No Participation
               More than 1 but
                 Less than 2                             0%
                      2                                 25%
                      3                                 40%
                      4                                 55%
                      5                                 70%
                      6                                 85%
                      7                                100%

                      CERTIFIED PUBLIC ACCOUNTING FIRM

    Upon the recommendation of the Audit Committee of the Bank, the firm of Kraft Bros., Esstman, Patton & Harrell has been selected by the Board of Directors of both the Corporation and the Bank to serve as principal accountants for the Corporation and the Bank for the current year. The firm of Kraft Bros., Esstman, Patton & Harrell and its predecessors has served as principal accountants for more than 39 years. A representative of the firm will be present at the stockholders meeting and will have the opportunity to make a statement if he/she so desires.


                                OTHER MATTERS

     As of the date of this Proxy Statement, the management of the Corporation and the Bank knows of no other business that will be presented at this meeting.


          ITEMS OF BUSINESS FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

     Any proposals by stockholders to be included in the Proxy Statement and Proxy Form for consideration at the next Annual Meeting of Stockholders must be received by management at 816 South Garden Street, Columbia, Tennessee 38402-1148, no later than November 30, 2000.


                                ANNUAL REPORTS


     The annual report of the Corporation to stockholders for the calendar year 1999 is enclosed, but is not intended to be part of this Proxy Statement.


     COPIES OF THE CORPORATION'S ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION (FORM 10-K) WILL BE MAILED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST MADE TO: PATRICIA N. MCCLANAHAN, TREASURER, FIRST FARMERS AND MERCHANTS CORPORATION, P. O. BOX 1148, COLUMBIA, TENNESSEE 38402-1148.

     By the order of the Board of Directors


                                                /s/ Martha M. McKennon
                                                    Martha M. McKennon
                                                    Secretary


March 27, 2000